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                    LOOMIS SAYLES INVESTMENT TRUST

       Supplement dated July 12, 2000 to the Prospectuses and Statements of Additional Information dated February 1, 2000.

       Loomis, Sayles & Company, L.P.'s parent company, Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and will continue to use the holding company structure. Nvest affiliates, including Loomis Sayles, will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Funds or the investment management activities of Loomis Sayles.

       Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies, L.P. Under the rules for mutual funds, the transaction may result in a change of control for Loomis Sayles and, therefore, an assignment of the Funds' investment advisory agreements with Loomis Sayles, which generally results in the termination of these agreements. Consequently, it is anticipated that Loomis Sayles will seek approval of new investment advisory agreements from the Funds' Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.